UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mallinckrodt public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! C/O MALLINCKRODT PLC COMPANY SECRETARY COLLEGE BUSINESS & TECHNOLOGY PARK CRUISERATH, BLANCHARDSTOWN DUBLIN 15, IRELAND MALLINCKRODT PLC 2025 Annual General Meeting Vote by May 14, 2025 11:59 PM ET Vote in Person at the Meeting* May 15, 2025 9:30 a.m., local time Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70293-P22993 You invested in MALLINCKRODT PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice and Proxy Statement, including resolutions, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V70294-P22993 Voting Items Board Recommends Item 1 - Election of Directors Nominees: 1a. Paul M. Bisaro For 1b. Katina Dorton For 1c. Abbas Hussain For 1d. Sigurdur O. Olafsson For 1e. Wesley P. Wheeler For Item 2 - Advisory non-binding vote to approve the re-appointment of the independent auditors and binding vote to authorize the Audit Committee to set the independent auditors’ remuneration. For Item 3 - Advisory non-binding vote to approve the Company’s executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.